SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.   20549

                            __________

                             FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported) October 2,
     1995


     CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     (Exact name of registrant as specified in its charter)


     Vermont                     1-8222        03-0111290
     (State of other jurisdic- (Commission   (IRS Employer
      tion of incorporation)    File Number)  Identification No.)


     77 Grove Street, Rutland, Vermont          05701
     (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code
     (802) 773-2711


     N/A
     (Former name or former address, if changed since last report)

Item 5.     Other Events.

     CVPS PRESIDENT THOMAS C. WEBB TO RETIRE AT YEAR'S END

     On October 2, 1995, the Company's President and Chief
     Executive Officer Thomas C. Webb announced that he will retire effective December 29, 1995.

     Also, on October 2, 1995, the Company's Board of Directors promoted Robert H. Young, executive vice president and chief operating officer, to succeed Thomas C. Webb upon his retirement. Mr. Young will also assume the position on Central Vermont's Board of Directors vacated by Mr. Webb.


     Mr. Webb has led the company as president and chief executive officer since 1986. Prior to joining Central Vermont, he was senior vice president for finance and administration at Central Maine Power. Before that he was treasurer for Wisconsin Power & Light Co. customers.

     Robert H. Young joined the Company in 1987 as vice president of finance and administration and was elected executive vice president and chief operating officer in 1993.

                       SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




     CENTRAL VERMONT PUBLIC SERVICE CORPORATION



     BY   /s/ Robert H. Young
     Robert H. Young, Executive Vice President and
     Chief Financial Officer



          /s/ James M. Pennington
     James M. Pennington, Controller and
     Chief Accounting Officer



     October 2, 1995